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Exhibit 10.27.3

                               STOCK OPTION GRANT


          REGARDING 1,000,000 SHARES OF COMMON STOCK OF EUROTECH, LTD,
                       A District of Columbia corporation

                          IN FAVOR OF DON V. HAHNFELDT


                            DATED: FEBRUARY 28, 2002



NEITHER THESE SECURITIES NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE EXERCISABLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE. THESE SECURITIES ARE BEING ISSUED IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFEECT1VE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS THEREUNDER AND IN COMPLIANCE WITH APPLICABLE STATE SECURITIES OR BLUE SKY LAWS.

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Eurotech, Ltd, a District of Columbia corporation, hereby certifies that, for value received, Don V. Hahnfeldt or his registered assigns (the "Holder"), is entitled, subject to the terms set forth below, to purchase from the Company up to a total of 1,000,000 shares of common stock of the Company, par value $ ...00025 per share (the "Shares"). This Stock Option Grant (the "Grant") is subject to the following terms and conditions:

1. EXERCISE PRICE. Each of the Shares to which the Holder is entitled to purchase under this Grant may be purchased by the Holder at a price (the "Exercise Price") equal to closing price of the shares of the common stock of the Company on the American Stock Exchange, as quoted in the Wall Street Journal, as of the date of this Grant (as set forth in the cover page hereto).

2. TERM. The right of the Holder to purchase the Shares under this Grant shall terminate on February 28, 2012 (the "Expiration Date").

3. VESTING. Of the 1,000,000 shares of common stock of the Company that the Holder is entitled to purchase hereunder, the Holder shall have the right to purchase 500,000 of such shares immediately upon the date of this Grant. Commencing on March 1, 2002 and every month thereafter for a period of 24 months, the Holder shall have the right to purchase (and such option shall vest) an additional amount of shares equal to 1/24th of the remaining 500,000 shares of common stock of the Company (which1/24th, in the case that the Employee is employed by the Company for any partial month, shall be multiplied by the ratio of the number of days that the Employee was employed by the Company in such month over the total number of days in such month), provided that none of such remaining 500,000 option shares may be purchased by the Holder until the filing of all necessary amendments to the Articles of Incorporation of the Company following a special meeting of the Company's shareholders to authorize an increase in the number of authorized shares of Common Stock to at least 130,000,000 shares. Notwithstanding the foregoing, if the employment agreement entered into the Company and the Holder on February 28, 2002 (the "Employment Agreement") is terminated by the Company without "cause" (as such term is defined in the Employment Agreement) or by the Holder under Sections 4 or 5 of the Employment Agreement, or if Don V. Hahnfeldt is unable to perform his duties of Chairman, (as certified by two independent physicians), the Holder of this Grant shall have the right to purchase (and such option shall vest) all of the remaining 500,000 shares of common stock of the Company immediately upon the date of such termination, death or disability, but only if the authorized shares of the Common Stock of the Company has been increased to at least 130,000,000 shares prior to the date of such termination, death or disability. If Don V. Hahnfeldt is terminated by the Company from employment with the Company with "cause", the Holder shall not have the right to purchase any of the remaining 500,000 shares of common stock of the Company other than those which the Holder had a right to purchase prior to the date of termination.

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4.       REGISTRATION OF GRANT. The Company shall register this Grant, upon records to be maintained by the Company for that purpose in the name of the record Holder hereof from time to time. The Company may deem and treat the registered Holder of this Grant as the absolute owner hereof for the purpose of any exercise hereof or any distribution to the Holder, and for all other purposes, and the Company shall not be affected by notice to the contrary.

5.       REGISTRATION OF TRANSFERS AND EXCHANGES.

                  (a) The Holder may transfer all or a portion of his rights hereunder to any entity at least a majority of the voting control of which is owned at all times by the Holder. The Company shall register the transfer of any portion of this Grant in the records of the Company, upon surrender of this Grant, with the Form of Assignment attached hereto duly completed and signed, to the transfer agent of the Company or to the Company. Upon any such registration or transfer, a new grant to purchase the Shares, in substantially the form of this Grant (the "New Grant"), evidencing the portion of this Grant so transferred, shall be issued to the transferee and a New Grant evidencing the remaining portion of this Grant not so transferred, if any, shall be issued to the transferring Holder. The acceptance of the New Grant by the transferee thereof shall be deemed the acceptance of such transferee of all of the rights and obligations of a holder of this Grant.

                  (b) This Grant is exchangeable, upon the surrender hereof by the Holder to the office of the Company for one or more New Grants, evidencing in the aggregate the right to purchase the number of Shares that may then be purchased hereunder. Any such New Grant will be dated the date of such exchange.

6.       DURATION AND EXERCISE OF GRANT.

                  (a) This Grant shall be exercisable by the registered Holder on any business day before 5:00 P.M., New York City time, at any time and from time to time on or after the date hereof to and including the Expiration Date. At 5:00 P.M., New York City time on the Expiration Date, the portion of this Grant not exercised prior thereto shall be and become void and of no value. Prior to the Expiration Date, the Company may not call or otherwise redeem this Grant without the prior written consent of the Holder.

                  (b) Subject to Sections 5(b), 9 and 13, upon surrender of this Grant, with the Form of Election to Purchase attached hereto duly completed and signed, to the Company at its address for notice set forth in Section 15 and upon payment of the Exercise Price multiplied by the number of Shares that the Holder intends to purchase hereunder, in the manner provided hereunder, all as specified by the Holder in the Form of Election to Purchase, the Company shall promptly (but in no event later than 3 business days after the Date of Exercise (as defined herein)) issue or cause to be issued and cause to be delivered to or upon the written order of the Holder and in such name or names as the Holder may designate, a certificate representing the Shares issuable upon such exercise,

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free of restrictive legends except in the event that both a registration statement covering the resale of the Shares and naming the Holder as a selling stockholder thereunder (a "Registration Statement") is not then effective and the Shares are not freely transferable without volume restrictions pursuant to Rule 144(k) promulgated under tile Securities Act of 1933, as amended (the "Securities Act"). Any person so designated by the Holder to receive Shares shall be deemed to have become holder of record of such Shares as of the Date of Exercise of this Grant. A "Date of Exercise" means the date on which the Company shall have received (i) this Grant (or any New Grant, as applicable), with the Form of Election to Purchase attached hereto (or attached to such New Grant) appropriately completed and duly signed, and (ii) payment of the Exercise Price for the number of Shares so indicated by the holder hereof to be purchased.

7. PIGGYBACK REGISTRATION RIGHTS. During the term of this Grant, the Company may not file any registration statement with the Securities and Exchange Commission (other than registration statements of the Company filed on Form S-8 or Form S-4, each as promulgated under the Securities Act, pursuant to which the Company is registering securities pursuant to a Company employee benefit plan or pursuant to a merger, acquisition or similar transaction including supplements thereto, but not additionally filed registration statements in respect of such securities) at any time when there is not an effective Registration Statement, unless the Company provides the Holder with not less than 20 days notice to the Holder notice of its intention to file such registration statement and provides the Holder the option to include any or all of the applicable Shares therein. The piggyback registration rights granted to the Holder pursuant to this Section 7 shall continue until all of the Holder's Shares have been sold in accordance with an effective registration statement or upon the Expiration Date. The Company will pay all registration expenses in connection therewith.

8. DEMAND REGISTRATION RIGHTS. At any time during the term of this Grant, when the Shares are not registered pursuant to an effective Registration Statement, the Holder may make a written request for the registration under the Securities Act (a "Demand Registration"), of all of the Shares (the "Registrable Securities"), and the Company shall use its best efforts to effect such Demand Registration as promptly as possible, but in any case within 90 days thereafter. Any request for a Demand Registration shall specify the aggregate number of Registrable Securities proposed to be sold and shall also specify the intended method of disposition thereof. The right to cause a registration of the Registrable Securities under this Section 8 shall be limited to one such registration. In any registration initiated as a Demand Registration, the Company will pay all of its registration expenses in connection therewith. A Demand Registration shall not be counted as Demand Registration hereunder until the registration statement filed pursuant to the Demand Registration has been declared effective by the Securities and Exchange Commission and maintained continuously effective for a period of at least 360 days or such shorter period when all Registrable Securities included therein have been sold in accordance with such registration statement, provided, however that any

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         days on which such registration statement is not effective or on which the Holder is not permitted by the Company or any governmental authority to sell Shares under such registration statement shall not count towards such 360 day period.

9. PAYMENT OF TAXES. The Company will pay all documentary stamp taxes attributable to the issuance of Shares upon the exercise of this Grant; provided, however, that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the registration of any certificates for Shares or New Grants in a name other than that of the Holder. The Holder shall be responsible for all other tax liability that may arise as a result of holding or transferring this Grant or receiving Shares upon exercise hereof.

10. REPLACEMENT OF GRANT. If this Grant is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation hereof, or in lieu of and substitution for this Grant, a New Grant, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction and indemnity, if requested, satisfactory to it. Applicants for a New Grant under such circumstances shall also comply with such other reasonable regulations and procedures and pay such other reasonable charges as the Company may prescribe.

11. RESERVATION OF SHARES. The Company covenants that it will at all times after the Amendment Date, reserve and keep available out of the aggregate of its authorized but unissued shares of common stock of the Company, solely for the purpose of enabling it to issue Shares upon exercise of this Grant as herein provided, the number of Shares which are then issuable and deliverable upon the exercise of this entire Grant, free from preemptive rights or any other actual contingent purchase rights of persons other than the Holder (taking into account the adjustments and restrictions of Section 12). The Company covenants that all Shares that shall be so issuable and deliverable shall, upon issuance and the payment of the applicable Exercise Price in accordance with the terms hereof, are duly and validly authorized, issued and fully paid and nonassessable.

12. CERTAIN ADJUSTMENTS. The number of Shares issuable upon exercise of this Grant is subject to adjustment from time to time as set forth in this Section 12.

         (a) If the Company, at any time while this Grant is outstanding, (i) shall pay a stock dividend (except scheduled dividends paid on outstanding preferred stock as of the date hereof which contain a stated dividend rate) or otherwise make a distribution or distributions on shares of its common stock or on any other class of capital stock payable in shares of common stock of the Company, (ii) subdivide outstanding shares of common stock into a larger number of shares, or (iii) combine outstanding shares of common stock into a smaller number of shares, then the number of Shares for which this Grant may be exercised will be ratably adjusted. Any adjustment made pursuant to this Section 12 shall become effective immediately after the record date for the

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determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision or combination, and shall apply to successive subdivisions and combinations.

         (b) In case of any reclassification of the shares of the common stock of the Company, any consolidation or merger of the Company with or into another person, the sale or transfer of all or substantially all of the assets of the Company or any compulsory share exchange pursuant to which the shares of common stock of the Company is converted into other securities, cash or property, then the Holder shall have the right thereafter to exercise this Grant only into the shares of stock and other securities and property receivable upon or deemed to be held by holders of shares of common stock of the Company following such reclassification, consolidation, merger, sale, transfer or share exchange, and the Holder shall be entitled upon such event to receive such amount of securities or property equal to the amount of Shares such Holder would have been entitled to had such Holder exercised this Grant immediately prior to such reclassification, consolidation, merger, sale, transfer or share exchange. The terms of any such consolidation, merger, sale, transfer or share exchange shall include such terms so as to continue to give to the Holder the right to receive the securities or property set forth in this Section 12(b) upon any exercise following any such reclassification, consolidation, merger, sale, transfer or share exchange.

         (c) For the purposes of this Section 12, the following clauses shall also be applicable:

                  (i) RECORD DATE. In case the Company shall take a record of the holders of its shares of common stock for the purpose of entitling them (a) to receive a dividend or other distribution payable in shares of the common stock of the Company or in securities convertible or exchangeable into shares of common stock of the Company, or (b) to subscribe for or purchase shares of common stock of the Company or securities convertible or exchangeable into shares of common stock of the Company, then such record date shall be deemed to be the date of the issue or sale of the shares of common stock of the Company deemed to have been issued or sold upon the declaration of such dividend or the making of such other distribution or the date of the granting of such right of subscription or purchase, as the case may be.

                  (ii) TREASURY SHARES. The number of shares of common stock of the Company outstanding at any given time shall not include shares owned or held by or for the account of the Company, and the disposition of any such shares shall be considered an issue or sale of shares of the common stock of the Company.

         (d) All calculations under this Section 12 shall be made to the nearest cent or the nearest 1/100th of a share, as the case may be.

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(f)      If:

                  (i) the Company shall declare a dividend (or any other distribution) on its shares of common stock; or

                  (ii) the Company shall declare a special non-recurring cash dividend on or a redemption of its Common Stock; or

                  (iii) the Company shall authorize the granting to all holders of shares of the common stock of the Company rights or warrants to subscribe for or purchase any shares of capital stock of any class or of any rights; or

                  (iv) the approval of any stockholders of the Company shall be required in connection with any reclassification of the shares of common stock of the Company, any consolidation or merger to which the Company is a party, any sale or transfer of all or substantially all of the assets of the Company, or any compulsory share exchange whereby the shares of the common stock is converted into other securities, cash or property; or

                  (v) the Company shall authorize the voluntary dissolution, liquidation or winding up of the affairs of the Company,

then the Company shall cause to be mailed to each Holder at their last addresses as they shall appear upon the records of the Company, at least 30 calendar days prior to the applicable record or effective date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, redemption, rights or warrants, or if a record is not to be taken, the date as of which the holders of shares of the common stock of the Company of record to be entitled to such dividend, distributions, redemption, rights or warrants are to be determined or (y) the date on which such reclassification, consolidation, merger, sale, transfer or share exchange is expected to become effective or close, and the date as of which it is expected that holders of shares of the common stock of the Company of record shall be entitled to exchange their shares of common stock of the Company for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer, share exchange, dissolution, liquidation or winding up; PROVIDED, HOWEVER, that the failure to mail such notice or any defect therein or in the mailing thereof shall not affect the validity of the corporate action required to be specified in such notice.

13. PAYMENT OF EXERCISE PRICE. The Holder may pay the Exercise Price in one of the following manners:

         (a) CASH EXERCISE. The Holder shall deliver immediately available funds; or
         (b) CASHLESS EXERCISE. The Holder shall surrender this Grant to the Company together with a notice of cashless exercise, in which event the Company shall issue to the Holder the number of Shares determined as follows:

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                  X= Y - [(Y*A)/B], where:

                  X= the actual number of Shares to be issued to the Holder.

                  Y= the number of Shares with respect to which this Grant is being exercised.

                  A= the Exercise Price.

                  B= the closing sale price of shares of the common stock of the Company on the American Stock Exchange on the Date of Exercise, as reported in the Wall Street Journal.

For purposes of Rule 144 promulgated under the Securities Act, it is intended, understood and acknowledged that the Shares issued in a cashless exercise transaction shall be deemed to have been acquired by the Holder, and the holding period for the Shares shall be deemed to have been commenced, on the issue date.

14. FRACTIONAL SHARES. The Company shall not be required to issue or cause to be issued fractional Shares on the exercise of this Grant. The number of full Shares that shall be issuable upon the exercise of this Grant shall be computed on the basis of the aggregate number of Shares purchasable on exercise of this Grant so presented. If any fraction of a Share would, except for the provisions of this Section 11, be issuable on the exercise of this Grant, the Company shall pay an amount in cash equal to the Exercise Price multiplied by such fraction.

15. REPLACEMENT OPTION GRANT. At any time prior to the Expiration Date, upon the written request of the Employee, the Company shall deliver to the Employee a replacement Stock Option Grant containing the identical terms hereof, except that such replacement Stock Option Grant shall set forth the portion of the Grant that then remains unexercised.

16. NOTICES. Any and all notices or other communications or deliveries hereunder shall be in writing and shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Section 15 prior to 7:00 p.m. (New York City time) on a business day, (ii) the business day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Section later than 7:00 p.m (New York City time) on any date and earlier than 11:59 p.m. (New York City time) on such date, (iii) the business day following the date of mailing, if sent by nationally recognized overnight courier service, or (iv) upon actual receipt by the party to whom such notice is required to be given. The addresses for such communications shall be: (i) if to the Company, to 10306 Eaton Place, Suite 220, Fairfax, Virginia 22030, Attention: Chief Financial Officer or (ii) if to the Holder, to the Holder at the address or facsimile number appearing on the records of the Company or such other address or

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         facsimile number as the Holder may provide to the Company in accordance with this Section 15.

17. TRANSFER AGENT. The Company shall serve as transfer agent under this Grant. Upon 30 days' notice to the Holder, the Company may appoint a new transfer agent. Any corporation into which the Company or any new transfer agent may be merged or any corporation resulting from any consolidation to which the Company or any new transfer agent shall be a party or any corporation to which the Company or any new transfer agent transfers substantially all of its corporate trust or shareholders services business shall be a successor transfer agent under this Grant without any further act. Any such new transfer agent shall promptly cause notice of its succession as transfer agent to be mailed (by first class mail, postage prepaid) to the Holder at the Holder's last address as shown on the records of the Company.

18.      MISCELLANEOUS.

                    (a) This Grant shall be binding on and inure to the benefit of the parties hereto and their respective successors and assigns. This Grant may be amended only in writing signed by the Company and the Holder and their successors and assigns,

                    (b) Subject to Section 17(a), above, nothing in this Grant shall be construed to give to any person or corporation other than the Company and the Holder any legal or equitable right, remedy or cause under this Grant. This Grant shall inure to the sole and exclusive benefit of the Company and the Holder.

                    (c) This Grant shall be governed by and construed and enforced in accordance with the internal laws of the State of New York without regard to the principles of conflicts of law thereof.

                    (d) Any and all disputes arising out of this Grant will be determined by submission to binding arbitration before a three-member arbitral panel, which arbitration shall be conducted in New York, New York, pursuant to the Rules of Arbitration of the American Arbitration Association, the jurisdiction to which all parties hereto, as well as their successors, assigns and transferees, hereby consent. The Company shall pay all costs and fees relating to such arbitration, including the reasonable attorneys fees and costs of the Employee, including the deposit of a reasonable retainer to the Employee's legal counsel, which attorney fees shall be paid by the Company when they are incurred, unless an award is made in favor of the Company, in which case the Employee shall immediately reimburse the Company for all costs and fees paid by the Company on the Employee's behalf, including, without limitation, the attorneys fees and costs of the Employee, one-half of the cost of commencing the arbitration, and one-half of the costs and fees of the three-member arbitral panel.

                    (d) The headings herein are for convenience only, do not constitute a part of this Grant and shall not be deemed to limit or affect any of the provisions hereof.

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                    (e) In case any one or more of the provisions of this Grant shall be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Grant shall not in anyway be affected or impaired thereby and the parties will attempt in good faith to agree upon a valid and enforceable provision which shall be a commercially reasonable substitute therefore, and upon so agreeing, shall incorporate such substitute provision in this Grant.

              IN WITNESS WIHEREOF, the Company has caused this Grant to be duly executed by its authorized officer as of the date first indicated above.

                                    EUROTECH, LTD.

                                    By:  /S/ TODD J. BROMS
                                         -----------------
                                    Name:   Todd J. Broms
                                    Title: President and Chief Executive Officer

                                    AND

                                    /S/ RANDOLPH A. GRAVES, JR.
                                    ---------------------------
                                    Name: Randolph A. Graves, Jr.
                                    Title:  Corporate Secretary

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                          FORM OF ELECTION TO PURCHASE

(To be executed by the Holder to exercise the right to purchase shares of common stock of the Company under the foregoing Grant)

To Eurotech, Ltd.:

         In accordance with the Grant enclosed with this Form of Election to Purchase, the undersigned hereby irrevocably elects to purchase__________________ shares of common stock, par value $00025 per share, of Eurotech, Ltd. (the "Common Stock") and, if such Holder is not utilizing the cashless exercise provisions set forth in this Grant, encloses herewith $_______________ in cash, certified or official bank check or checks, which sum represents the aggregate Exercise Price (as defined in the Grant) for the number of shares of Common Stock to which this Form of Election to Purchase relates, together with any applicable taxes payable by the undersigned pursuant to the Grant.

         The undersigned requests that certificates for the shares of Common Stock issuable upon this exercise be issued in the name of

                                                PLEASE INSERT SOCIAL SECURITY OR
                                                       TAX IDENTIFICATION NUMBER

                                                --------------------------------

                         (Please print name and address)

-------------------------------------------------------------------------

-------------------------------------------------------------------------

         If the number of shares of Common Stock issuable upon this exercise shall not be all of the shares of Common Stock which the undersigned is entitled to purchase in accordance with the enclosed Grant, the undersigned requests that a New Grant (as defined in (the Grant) evidencing the right to purchase the shares of Common Stock not issuable pursuant to the exercise evidenced hereby be issued in the name of and delivered to:

                                          (Please print name and address)

-------------------------------------------------------------------------

-------------------------------------------------------------------------

Dated: ___________         Name of Holder:

                           (Print)_________________________

                           (By:) __________________________
                           (Name:)
                           (Title:)

                           (Signature must conform in all respects to name of holder as specified on the face of the Grant)

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                               FORM OF ASSIGNMENT

            [To be completed and signed only upon transfer of Grant]

          FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto __________________________________ the right represented by the within Grant to purchase __________________ shares of Common Stock of Eurotech, Ltd. to which the within Grant relates and appoints ___________________ attorney to transfer said right on the books of Eurotech, Ltd. with full power of substitution in the premises.

Dated:

-------------------, -------

                     -----------------------------------------------------------
                    (Signature must conform in all respects to name of holder as specified on the face of the Grant)


                                            -------------------------
                                            Address of Transferee

                                            --------------------------

                                            --------------------------


In the Presence of:


--------------------------


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